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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 15, 2007

                           ADM TRONICS UNLIMITED, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                    000-17629                22-1896032
           --------                    ---------                ----------
(State or other jurisdiction of       (Commission             (IRS Employer
        incorporation)                File Number)          Identification No.)



                224-S Pegasus Avenue, Northvale, New Jersey 07647
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (201) 767-6040
                                 --------------
                          Registrant's Telephone Number


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 15, 2007, ADM Tronics Unlimited, Inc. (the "Company") issued a press release regarding results for the quarter ended June 30, 2007. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this report under Item 2.02 is being furnished pursuant to Item 2.02 of Form 8-K, insofar as it discloses historical information regarding the Company's results of operations and financial condition as of and for the quarter ended June 30, 2007. In accordance with General Instructions B.2 of Form 8-K, the information in this Current Report on Form 8-K under Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements
--------------------------

         This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's reports filed with the Securities and Exchange Commission.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

                  Exhibit 99.1 -    Press release, dated August 15, 2007,
                                    regarding results for the quarter ended June
                                    30, 2007 (Exhibit 99.1 is furnished as part of this Current Report on Form 8-K).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ADM Tronics Unlimited, Inc.



                                             By: /s/ Andre' DiMino
                                                --------------------------
                                             Name:  Andre' DiMino
                                             Title:  President

Dated: August 17, 2007


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